                                                                Exhibit 3

                             KKL GOLF PARTNERSHIP
                       (AN ILLINOIS GENERAL PARTNERSHIP)


                       INDEPENDENT AUDITORS' REPORT AND
                             FINANCIAL STATEMENTS
                               DECEMBER 31, 1995

                           KKL GOLF PARTNERSHIP
                     (AN ILLINOIS GENERAL PARTNERSHIP)




                          TABLE OF CONTENTS


                                                                 Page

INDEPENDENT AUDITORS' REPORT                                      2


FINANCIAL STATEMENTS:
      Balance Sheets, December 31, 1995 and 1994
         (Exhibit A)                                              3

      Statement of Operations, Years Ended
         December 31, 1995 and 1994 (Exhibit B)                   4

      Statement of Changes in Partners' Capital,
         Years Ended December 31, 1995 and 1994
         (Exhibit C)                                              5

      Statement of Cash Flows, Years Ended December 31,
         1995 and 1994 (Exhibit D)                                6

      Notes to the Financial Statements                         7-11

[AMG LETTERHEAD]


                          INDEPENDENT AUDITORS' REPORT



To the Partners of
KKL Golf Partnership


We have audited the accompanying balance sheets of KKL GOLF PARTNERSHIP (an Illinois general partnership) as of December 31, 1995 and 1994 and the related statements of operations, changes in partners' capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of KKL Golf Partnership as of December 31, 1995 and 1994, and the results of its operations and cash flows for the years then ended, in conformity with generally accepted accounting principles.





                    /s/ Altschuler, Melvoin and Glasser LLP


Chicago, Illinois
February 7, 1996

                                                                     Exhibit A



                              KKL GOLF PARTNERSHIP
                       (An Illinois General Partnership)

                                 Balance Sheets
                           December 31, 1995 and 1994


               Assets                                                                              1995                1994
                                                                                                ---------------------------
Current Assets:
      Cash (Note 4)                                                                          $   32,905          $   54,547
      Accounts receivable                                                                         5,778               4,971
      Inventories (Note 2)                                                                       58,490              59,732
      Other current assets                                                                        6,394              18,325
                                                                                             ----------          ----------
                                                                                                103,567             137,575
                                                                                             ----------          ----------
Property and Equipment (net of accumulated depreciation--Notes 1, 2, 4 and 5):
      Land                                                                                    1,336,453           1,336,453
      Land improvements                                                                         887,257             837,223
      Buildings                                                                                 765,828             754,922
      Machinery and equipment                                                                   275,062             259,844
      Furniture and fixtures                                                                     83,678              83,678
      Vehicles                                                                                   18,125               4,822
                                                                                             ----------          ----------
                                                                                              3,366,403           3,276,942
      Accumulated depreciation and amortization                                                 382,701             251,645
                                                                                             ----------          ----------
                                                                                              2,983,702           3,025,297
                                                                                             ----------          ----------

Deferred Charges (Notes 2 and 3)                                                                  5,971              51,854
                                                                                             ----------          ----------

                                                                                             $3,093,240          $3,214,726
                                                                                             ==========          ==========

               Liabilities and Partners' Capital

Current Liabilities:
      Current maturities of long-term debt
         (Notes 1 and 4)                                                                     $   69,721          $   64,122
      Current obligations under capital leases
         (Note 5)                                                                                32,709              32,883
      Accounts payable and accrued expenses
         (Note 8)                                                                               351,090             236,916
                                                                                             ----------          ----------
                                                                                                453,520             333,921

Long-term Debt, Net of Current Maturities
   (Notes 1 and 4)                                                                            2,084,363           2,153,720

Obligations under Capital Leases, Net of
   Current Maturities (Note 5)                                                                   79,889              77,929

Partners' Capital                                                                               475,468             649,156
                                                                                             ----------          ----------

                                                                                             $3,093,240          $3,214,726
                                                                                             ==========          ==========

         The accompanying notes are an integral part of this statement.

                                                                      Exhibit B



                              KKL GOLF PARTNERSHIP
                       (An Illinois General Partnership)

                            Statement of Operations
                     Years Ended December 31, 1995 and 1994


                                                                                                   1995                1994
                                                                                                ---------------------------
Revenue                                                                                      $1,196,320          $1,113,581

Cost of Sales                                                                                   153,698             147,684
                                                                                             ----------          ----------

Gross Profit                                                                                  1,042,622             965,897

Operating Expenses (Notes 5, 6 and 7)                                                           838,976             816,118
                                                                                             ----------          ----------

Income from Operations before Interest Expense,
  Depreciation and Amortization                                                                 203,646             149,779
                                                                                             ----------          ----------

Interest Expense                                                                                195,604             199,893

Depreciation and Amortization (Notes 2 and 3)                                                   181,730             217,859
                                                                                             ----------          ----------
                                                                                                377,334             417,752
                                                                                             ----------          ----------

Net Loss (Exhibit C)                                                                        ($  173,688)        ($  267,973)
                                                                                             ==========          ==========

         The accompanying notes are an integral part of this statement.

                                                                      Exhibit C



                              KKL GOLF PARTNERSHIP
                       (An Illinois General Partnership)

                   Statement of Changes in Partners' Capital
                     Years Ended December 31, 1995 and 1994



Partners' Capital Balance, December 31, 1993                 $  717,129

Additional Capital Contribution                                 200,000

Net Loss, Year Ended December 31, 1994
   (Exhibit B)                                              (   267,973)
                                                             ----------

Partners' Capital Balance, December 31, 1994
   (to Exhibit A)                                               649,156

Net Loss, Year Ended December 31, 1995
   (Exhibit B)                                              (   173,688)
                                                             ----------

Partners' Capital Balance, December 31, 1995
   (To Exhibit A)                                            $  475,468
                                                             ==========

         The accompanying notes are an integral part of this statement.

                                                                      Exhibit D


                              KKL GOLF PARTNERSHIP
                       (An Illinois General Partnership)
                            Statement of Cash Flows
                     Years Ended December 31, 1995 and 1994


                                                                                                   1995                1994
                                                                                                ---------------------------
Cash Flows from Operating Activities:
      Net loss (Exhibit B)                                                                  ($  173,688)        ($  267,973)
                                                                                             ----------          ----------
      Adjustments to reconcile net loss to net cash
        used in operating activities:
            Depreciation and amortization                                                       181,730             217,859
            Loss on disposition of property and equipment                                         4,684                   0
            Changes in assets and liabilities:
                  Decrease in accounts receivable                                           (       807)              1,993
                  Decrease (Increase) in inventories                                              1,242         (     8,516)
                  Decrease (Increase) in other current assets                                    11,931         (    18,325)
                  (Decrease) Increase in accounts payable
                    and accrued expenses                                                        114,175         (    52,640)
                                                                                             ----------          ----------

            Total adjustments                                                                   312,955             140,371
                                                                                             ----------          ----------
      Net cash provided by (used in) operating activities                                       139,267         (   127,602)
                                                                                             ----------          ----------

Cash Flows Used in Investing Activities:
      Acquisition of property and equipment                                                  (   60,939)        (   204,435)
                                                                                              ---------          ----------

Cash Flows from Financing Activities:
      Proceeds from partners' capital contributions                                                   0             200,000
      Repayment of long-term debt                                                            (   63,759)        (    59,956)
      Payments on obligations under capital leases                                           (   36,211)        (    33,879)
                                                                                              ---------          ----------
      Net cash provided by (used in) financing activities                                    (   99,970)            106,165
                                                                                              ---------          ----------

Decrease in Cash                                                                             (   21,642)        (   225,872)

Cash, Beginning of Year                                                                          54,547             280,419
                                                                                              ---------          ----------

Cash, End of Year                                                                            $   32,905          $   54,547
                                                                                             ==========          ==========

      Supplemental Disclosure of Cash Flow
         Information:
            Cash paid for interest                                                           $  175,845          $  190,980
                                                                                             ==========          ==========
      Supplemental Schedule of Noncash
         Investing and Financing Activities:
            Equipment and Auto acquired under capital leases                                 $   37,996          $   70,085
                                                                                             ==========          ==========

         The accompanying notes are an integral part of this statement.

                              KKL GOLF PARTNERSHIP

                       (An Illinois General Partnership)

                       Notes to the Financial Statements
                           December 31, 1995 and 1994

Note 1--Organization and Nature of Activities:
   KKL Golf Partnership (the "Partnership"), an Illinois general partnership, is engaged in acquiring, developing, owning and operating golf and other related properties. The Partnership currently owns and operates the Carolina Springs Golf & Country Club, located in Fountain Inn, South Carolina, which was acquired on June 8, 1992.

   Net operating income or loss is allocated and net cash flow (as defined) is distributed as specified in the partnership agreement.

   In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Note 2--Significant Accounting Policies:
   A summary of significant accounting policies followed by the Partnership is as follows:

         Inventories--Inventories are stated at the lower of cost or market. Cost is determined by the first-in, first-out method.

         Depreciation--For financial reporting purposes, depreciation of property and equipment is computed using the straight-line method over the estimated useful lives of the assets as follows:

                         Assets                               Life
                         ------                               ----
                  Buildings                                 31 years
                  Land improvements                       15 to 20 years
                  Machinery and equipment                    7 years
                  Furniture and fixtures                     7 years
                  Vehicles                                   3 years

         For income tax reporting purposes property and equipment is being depreciated using both straight-line and accelerated methods over the applicable statutory recovery periods, commencing upon the date the property was placed into service.

         Deferred Charges--Amortization of deferred charges is provided as follows:

               Noncompete Agreement--Fees paid to the previous owners are being amortized on the straight-line method over the three-year term of the agreement. The agreement was fully amortized in June 1995.

                              KKL GOLF PARTNERSHIP

                       (An Illinois General Partnership)

                       Notes to the Financial Statements
                           December 31, 1995 and 1994

Note 2--Significant Accounting Policies, Continued:

               Financing Fees--Fees and costs incurred in connection with obtaining the first mortgage (Note 4) are being amortized over the term of the mortgage.

         Income Taxes--The Partnership is not subject to federal income taxes since the income or loss of the Partnership (as allocated) is includable in the respective income tax returns of the partners.

         Fair Value of Financial Investments--Management believes that the fair value of its mortgage loans and capital leases are not materially different from their carrying value. Management has estimated the fair value by discounting expected cash flows using interest rates that management believes approximate the interest rates currently available for similar mortgages and leases.

Note 3--Deferred Charges:

   Unamortized deferred charges consist of the following at the respective balance sheet dates:

                                                      1995                1994
                                                ----------          ----------
            Noncompete agreement                $        0          $   41,667
            Financing fees                           5,971              10,187
                                                ----------          ----------

                                                $    5,971          $   51,854
                                                ==========          ==========

   Amortization of deferred charges amounted to $45,883 and $104,216 at December 31, 1995 and 1994, respectively.

Note 4--Long-term Debt:

   Long-term debt consists of the following:

         (a)     First Mortgage Loan:

                 On June 8, 1992, the Partnership entered into a first mortgage loan agreement with NationsBank in the amount of $1,550,000. The loan bears interest at 8.56% per annum, payable in monthly installments of principal and interest of $15,323, with the then outstanding principal balance due June 8, 1997. The loan may be prepaid without penalty, however, the Partnership must pay the mortgagee an amount equal to 1/2% of the outstanding principal balance if such prepayment is a result of the refinancing of the loan with a financial institution other than the mortgagee.

                              KKL GOLF PARTNERSHIP

                       (An Illinois General Partnership)

                       Notes to the Financial Statements
                           December 31, 1995 and 1994

Note 4--Long-term Debt, Continued:

                 The loan is secured by a first mortgage on the project, an assignment of leases, rents, profits and membership agreements with respect to the Project, the proceeds of an escrow account maintained with the mortgagee in the minimum amount of one monthly payment of principal and interest (balances of $16,642 and $16,224 at December 31, 1995 and 1994, respectively) and a guaranty of the entire indebtedness by one of the Partnership's partners.

                 The loan contains covenants restricting certain Partnership acts and requiring the maintenance of certain financial ratios. At December 31, 1995, the Partnership was in compliance with these covenants.

         (b)     Second Mortgage Loan:

                 On June 8, 1992, the Partnership entered into a loan agreement with the seller, in the amount of $809,663.

                 The loan, which is secured by a second mortgage on the Project, bears interest at 8% per annum, payable in monthly installments of $5,398, with the entire principal balance due on June 8, 1999.

                 The Partnership has the right to prepay the loan at any time without penalty.

   Principal maturities of long-term debt are as follows:

                           First                Second
   Year Ending            Mortgage             Mortgage
   December 31,             Loan                 Loan               Total
   ------------          ----------           ----------          ----------

         1996            $   69,721                               $   69,721
         1997             1,274,700                                1,274,700
         1998                                                              0
         1999                                 $  809,663             809,663
                         ----------           ----------          ----------

                         $1,344,421           $  809,663          $2,154,084
                         ==========           ==========          ==========

                              KKL GOLF PARTNERSHIP

                       (An Illinois General Partnership)

                       Notes to the Financial Statements
                           December 31, 1995 and 1994

Note 5--Obligations under Capital Leases:

   Pursuant to the terms of several capital leases, the Partnership leases machinery and equipment and an auto with a net book value of $131,223 and $141,947 at December 31, 1995 and 1994, respectively.

   A schedule of future minimum lease payments is as follows:

  Year Ending
  December 31,                                         Amount
-----------------                                    ----------
        1996                                         $   41,538
        1997                                             39,603
        1998                                             29,848
        1999                                             16,029
        2000                                              4,335
                                                     ----------
                                                        131,353
        Less amount representing interest                18,755
                                                     ----------

        Present value of minimum lease payments         112,598

        Less current portion                             32,709
                                                     ----------

                                                     $   79,889
                                                     ==========

   Interest expense pertaining to capital lease obligations charged to operations at December 31, 1995 and 1994 amounted to $10,714 and $10,110, respectively.

   Amortization expense pertaining to equipment and the auto under capital leases amounted to $31,989 and $22,939 at December 31, 1995 and 1994, respectively.

Note 6--Management Agreement:

   The Partnership entered into a management agreement with Kemper Golf Management, Inc., an affiliated corporation, to provide management services to the Project for a monthly fee equal to 4% of gross monthly revenue. In addition, the agreement provides for the payment of a contingent management fee of up to 4% of the Project's annual gross revenue subject to the availability of "distributable cash flow" for such year, as defined.

   Management fee expense amounted to $47,853 and $44,597 at December 31, 1995 and 1994, respectively. No contingent fee was payable for 1995 or 1994.

   The term of this agreement is concurrent with the term of the Partnership Agreement, which extends until December 31, 2022, unless terminated by mutual agreement of the partners.

                              KKL GOLF PARTNERSHIP

                       (An Illinois General Partnership)

                       Notes to the Financial Statements
                           December 31, 1995 and 1994

Note 7--Commitments and Contingencies:

   The partnership entered into a consulting agreement with each of the previous owners to provide golfing, public relations and membership services to the Partnership. A consulting fee is payable on a monthly basis in the amount of $2,966 and the agreement continues through July 1999.

   Consulting fee expense amounted to $35,600 for the years ended December 31, 1995 and 1994, respectively.

Note 8--Related-party Transactions:

   As of December 31, 1995 and 1994, accounts payable and accrued expenses included $341,725 and $231,920 due to Kemper Sports Management, Inc. ("KSM," a partner in the Partnership) for reimbursement of normal recurring operating expenses paid on behalf of KKL Golf Partnership, which KSM intends to continue when required.

   See Note 6 for other related-party transactions.